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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 7, 2000


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                                  APERIAN, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                     0-8164                 74-2971167
       (State or other          (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

     1121 East 7th Street
         Austin, Texas                                           78702
    (Address of principal                                      (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (512) 476-6925

                               MSI HOLDINGS, INC.
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On September 7, 2000, Aperian, Inc. issued the attached press release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         3.1  Amended and Restated Certificate of Incorporation of Aperian,
              Inc.

         3.2  Bylaws of Aperian, Inc.

         99   Press release dated September 7, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Aperian, Inc.


                                            By: /s/ Peter E. Lorenzen
                                               ---------------------------------
                                                Peter E. Lorenzen
                                                Vice President

September 11, 2000


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION
------        -----------
 3.1          Amended and Restated Certificate of Incorporation of Aperian,
              Inc.

 3.2          Bylaws of Aperian, Inc.

99            Press release dated September 7, 2000.